THIS AGREEMENT (this “Agreement”) dated for reference October 20th, 2006, is made

BETWEEN

LAS VEGAS FROM HOME.COM ENTERTAINMENT INC., a company incorporated under the laws of British Columbia, with an office at 1255 West Pender Street, Vancouver, British Columbia,

(the “Vendor”);

AND

PLAYSAFE HOLDING LTD., a company incorporated under the laws of British Virgin Islands with its registered office at Palm Grove House, Road Town, Tortola, British Virgin Islands,

(the “Purchaser”).

WHEREAS:

A.

The parties have entered into an agreement dated for reference October 20, 2006 (the agreement together with any amendments as may be agreed to by the parties from time to time collectively referred to as the “Asset Purchase Agreement”) pursuant to which the Vendor agreed to sell, and the Purchaser agreed to purchase, the Assets and the Business (as defined in the Asset Purchase Agreement);

B.

The Vendor is the sole shareholder of Guardian Commerce Limited (“Guardian”), a company incorporated under the laws of St. Kitts, which was incorporated to facilitate payment processing with Intersphere Payments Limited.

C.

The Vendor wishes to sell to the Purchaser and the Purchaser wishes to acquire from the Vendor all of the issued and outstanding shares of Guardian.

IN CONSIDERATION of the premises and the mutual covenants set out below, the parties agree as follows:

1.

Subject to the terms of this Agreement, on the Closing Date (as defined in the Asset Purchase Agreement), the Purchaser shall purchase from the Vendor and the Vendor shall sell, transfer, assign, convey and deliver to the Purchaser all the shares held by the Vendor in Guardian (the “Shares”).

2.

Closing of the purchase and sale of the Shares shall occur concurrently with the Closing (as defined in the Asset Purchase Agreement).

3.

The Purchase Price for the Shares is $1.00, which shall be paid by the Purchaser to the Vendor on the Closing Date (as defined in the Asset Purchase Agreement).

4.

The Vendor represents and warrants that:

(a)

Guardian is a company duly incorporated under the laws of St. Kitts and is in good standing as at the date of this Agreement; and

(b)

to the knowledge of the Vendor there are no liabilities of Guardian that have not been specifically disclosed to the Purchaser by the Vendor.

5.

The Purchaser acknowledges that it has been advised by the Vendor that:

(a)

Guardian’s annual return must be filed on or before November 16, 2006 in order to continue to be in good standing and has been provided with a copy of Guardian’s annual renewal fee note (the “Note”) from Fidesco Trust Corporation (“Fidesco”), Guardian’s agent, dated October 18, 2006 ;

(b)

the fee payable to Fidesco to effect a change of shareholders is US$320 (the “Change of Shareholders Fee”); and

(c)

the fee payable to Fidesco to effect a change of directors or officers is US$280 (the Change of Directors Fee).

6.

The Purchaser hereby agrees to:

(a)

pay the following amounts to Fidesco:

(i)

the Change of Shareholders Fee when due and payable; and

(ii)

the Change of Directors Fee when due and payable; and

(b)

reimburse the Vendor for the annual services fee of US$1,400 plus disbursements of US$200 plus the wire transfer fee of US$30 (collectively the “Annual Fee”) as set out in the Note and shall deliver a cheque to the Vendor at the Closing in the amount of the Annual Fee.

7.

At the Closing (as defined in the Asset Purchase Agreement):

(a)

the Vendor will deliver to the Purchaser

(i)

all documents necessary to effect the transfer of the Shares to the Purchaser; and

(ii)

resignations in writing of all directors and officers of Guardian;

(b)

the Purchaser will deliver to the Vendor:

(i)

a cheque for the Purchase Price; and

(ii)

a cheque for the Annual Fee made payable to the Vendor.

8.

Each of the parties will execute and deliver all such further documents and do such further acts and things as may be reasonably required from time to time to give effect to this Agreement.

9.

This Agreement and any amendments hereto may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be considered one and the same agreement.  A signed facsimile or telecopied copy of this Agreement shall be effectual and valid proof of execution and delivery.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LAS VEGAS FROM HOME.COM ENTERTAINMENT INC.
Per:
Name:
Title:
I/We have the authority to bind the corporation
PLAYSAFE HOLDING LTD.
Per:
Name:
Title:
I/We have the authority to bind the corporation